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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            ________________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            ________________________


         Date of Report (Date of Earliest Event Reported): December 9, 1996

                                CYRIX CORPORATION
               (Exact Name of Registrant as Specified in Charter)



      Delaware                      0-21904                 75-2218250
(State or other jurisdiction      (Commission             (IRS Employer
  of incorporation)               File Number)          Identification No.)




    2703 North Central Expressway, Richardson, Texas        75080
           (Address of Principal Executive Offices)       (Zip Code)

      Registrant's telephone number, including area code:  (972) 968-8387
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ITEM 5.  OTHER EVENTS

     On December 9, 1996 Cyrix Corporation issued a press release announcing a change in management. Such press release is filed as Exhibit 20.1 to this report and is incorporated herein by reference.


ITEM 7.   EXHIBITS

     (c)  Exhibits

     20.1 Press release dated December 9, 1996.



                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CYRIX CORPORATION



                               By:     /s/ James W. Swent, III
                                        -----------------------
                                          (James W. Swent, III)
                                     Senior Vice President of Finance
                                            and Administration
                                       (Principal Financial Officer)


Date:  December 12, 1996

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
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                               INDEX TO EXHIBITS



Exhibit
Number         Description
----------     ------------------------------------------

20.1           Press Release dated December 9, 1996.


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